Vanguard® Intermediate-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (97.2%)
U.S. Government Securities (81.8%)
	United States Treasury Note/Bond	5.250%	11/15/2028	14,000	14,627
	United States Treasury Note/Bond	1.500%	11/30/2028	204,600	192,068
	United States Treasury Note/Bond	1.750%	1/31/2029	184,000	173,549
	United States Treasury Note/Bond	4.000%	1/31/2029	113,000	114,280
	United States Treasury Note/Bond	1.875%	2/28/2029	148,150	140,083
	United States Treasury Note/Bond	4.250%	2/28/2029	44,380	45,240
	United States Treasury Note/Bond	2.375%	3/31/2029	72,550	69,648
	United States Treasury Note/Bond	3.250%	6/30/2029	107,900	106,442
	United States Treasury Note/Bond	4.250%	6/30/2029	76,600	78,180
	United States Treasury Note/Bond	3.125%	8/31/2029	60,000	58,861
	United States Treasury Note/Bond	3.625%	8/31/2029	30,000	29,965
	United States Treasury Note/Bond	3.875%	11/30/2029	37,100	37,390
	United States Treasury Note/Bond	3.875%	12/31/2029	400	403
	United States Treasury Note/Bond	4.375%	12/31/2029	31,200	32,039
	United States Treasury Note/Bond	4.250%	1/31/2030	20,000	20,445
	United States Treasury Note/Bond	3.625%	3/31/2030	42,000	41,898
	United States Treasury Note/Bond	4.000%	3/31/2030	70,000	70,891
	United States Treasury Note/Bond	3.500%	4/30/2030	81,200	80,572
	United States Treasury Note/Bond	0.625%	5/15/2030	110,900	96,821
	United States Treasury Note/Bond	3.750%	5/31/2030	85,000	85,193
	United States Treasury Note/Bond	4.000%	7/31/2030	76,581	77,557
	United States Treasury Note/Bond	4.125%	8/31/2030	108,000	109,941
	United States Treasury Note/Bond	3.625%	9/30/2030	100,000	99,641
	United States Treasury Note/Bond	4.625%	9/30/2030	80,000	83,250
	United States Treasury Note/Bond	3.625%	10/31/2030	100,000	99,625
	United States Treasury Note/Bond	4.875%	10/31/2030	59,145	62,246
	United States Treasury Note/Bond	4.000%	1/31/2031	83,700	84,730
	United States Treasury Note/Bond	4.250%	2/28/2031	126,000	129,066
	United States Treasury Note/Bond	4.125%	3/31/2031	78,800	80,225
	United States Treasury Note/Bond	4.625%	4/30/2031	144,700	150,889
[1]	United States Treasury Note/Bond	1.625%	5/15/2031	179,800	160,752
	United States Treasury Note/Bond	4.625%	5/31/2031	136,950	142,802
	United States Treasury Note/Bond	4.250%	6/30/2031	110,700	113,346
	United States Treasury Note/Bond	4.125%	7/31/2031	47,000	47,822
	United States Treasury Note/Bond	1.250%	8/15/2031	167,600	145,616
	United States Treasury Note/Bond	3.750%	8/31/2031	73,800	73,621
	United States Treasury Note/Bond	3.625%	9/30/2031	49,588	49,127
	United States Treasury Note/Bond	4.125%	10/31/2031	15,000	15,252
[1]	United States Treasury Note/Bond	1.375%	11/15/2031	156,500	136,057
	United States Treasury Note/Bond	4.125%	11/30/2031	21,400	21,751
	United States Treasury Note/Bond	4.500%	12/31/2031	37,000	38,361
	United States Treasury Note/Bond	4.375%	1/31/2032	89,600	92,267
	United States Treasury Note/Bond	1.875%	2/15/2032	147,400	131,359
	United States Treasury Note/Bond	4.125%	2/29/2032	72,000	73,147
	United States Treasury Note/Bond	4.125%	3/31/2032	90,000	91,406
	United States Treasury Note/Bond	4.000%	4/30/2032	24,000	24,203
	United States Treasury Note/Bond	2.875%	5/15/2032	123,100	116,128
	United States Treasury Note/Bond	4.000%	6/30/2032	93,000	93,727
	United States Treasury Note/Bond	4.000%	7/31/2032	58,000	58,428
	United States Treasury Note/Bond	2.750%	8/15/2032	121,900	113,738
	United States Treasury Note/Bond	3.875%	8/31/2032	35,000	34,995
	United States Treasury Note/Bond	3.875%	9/30/2032	35,000	34,979
	United States Treasury Note/Bond	4.125%	11/15/2032	60,300	61,167
	United States Treasury Note/Bond	3.500%	2/15/2033	32,600	31,754
	United States Treasury Note/Bond	3.375%	5/15/2033	77,000	74,230
	United States Treasury Note/Bond	3.875%	8/15/2033	212,700	211,686
	United States Treasury Note/Bond	4.500%	11/15/2033	98,400	102,017
[2,3]	United States Treasury Note/Bond	4.000%	2/15/2034	224,550	224,725
	United States Treasury Note/Bond	4.375%	5/15/2034	133,600	137,144
	United States Treasury Note/Bond	3.875%	8/15/2034	181,500	179,416

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	4.250%	11/15/2034	170,300	172,894
	United States Treasury Note/Bond	4.625%	2/15/2035	122,700	128,001
	United States Treasury Note/Bond	4.250%	5/15/2035	135,000	136,830
	United States Treasury Note/Bond	4.250%	8/15/2035	93,000	94,148
					5,828,661
Agency Bonds and Notes (5.6%)
[4]	Fannie Mae Principal Strip	0.000%	5/15/2030	56,411	47,375
[4]	Fannie Mae Principal Strip	0.000%	11/15/2030	6,000	4,933
	Federal Home Loan Banks	2.250%	3/4/2036	33,640	27,359
[4]	Federal Home Loan Mortgage Corp.	1.500%	7/27/2032	18,340	15,463
[4]	Freddie Mac Principal Strips	0.000%	3/15/2031	26,475	21,442
[4,5]	Freddie Mac Principal Strips	2.000%	9/15/2047	2,331	2,025
	Private Export Funding Corp.	4.600%	2/15/2034	38,000	38,724
	Resolution Funding Corp. Principal Strip	0.000%	1/15/2030	98,500	83,693
	Resolution Funding Corp. Principal Strip	0.000%	4/15/2030	192,107	161,586
					402,600
Conventional Mortgage-Backed Securities (6.5%)
[4,5]	Fannie Mae Pool	1.290%	2/1/2031	1,425	1,247
[4,5,6]	Fannie Mae Pool	1.384%	12/1/2030	8,396	7,410
[4,5]	Fannie Mae Pool	1.910%	10/1/2031	565	497
[4,5]	Fannie Mae Pool	1.930%	1/1/2032	373	329
[4,5]	Fannie Mae Pool	2.000%	5/1/2031	3,200	2,862
[4,5]	Fannie Mae Pool	2.140%	10/1/2029	4,980	4,646
[4,5]	Fannie Mae Pool	2.370%	12/1/2029	2,500	2,344
[4,5]	Fannie Mae Pool	2.550%	12/1/2029	1,476	1,392
[4,5]	Fannie Mae Pool	2.640%	9/1/2032	1,000	905
[4,5]	Fannie Mae Pool	3.320%	7/1/2029	1,300	1,268
[4,5]	Fannie Mae Pool	3.820%	1/1/2033	6,560	6,366
[4,5]	Fannie Mae Pool	4.070%	11/1/2029–8/1/2030	10,470	10,457
[4,5]	Fannie Mae Pool	4.150%	8/1/2030	16,825	16,833
[4,5]	Fannie Mae Pool	4.180%	8/1/2030	7,810	7,830
[4,5]	Fannie Mae Pool	4.190%	5/1/2030–7/1/2030	12,835	12,884
[4,5]	Fannie Mae Pool	4.200%	8/1/2030	13,775	13,823
[4,5]	Fannie Mae Pool	4.220%	9/1/2030	33,660	33,837
[4,5]	Fannie Mae Pool	4.230%	5/1/2030	21,280	21,384
[4,5]	Fannie Mae Pool	4.255%	8/1/2030	11,220	11,286
[4,5]	Fannie Mae Pool	4.260%	9/1/2030	5,410	5,443
[4,5]	Fannie Mae Pool	4.290%	4/1/2030–9/1/2030	33,672	33,880
[4,5]	Fannie Mae Pool	4.305%	9/1/2030	5,730	5,752
[4,5]	Fannie Mae Pool	4.310%	8/1/2030	21,000	21,174
[4,5]	Fannie Mae Pool	4.340%	9/1/2030	6,150	6,207
[4,5]	Fannie Mae Pool	4.360%	1/1/2030	19,496	19,722
[4,5]	Fannie Mae Pool	4.390%	5/1/2030	1,100	1,111
[4,5]	Fannie Mae Pool	4.420%	7/1/2030	8,625	8,737
[4,5]	Fannie Mae Pool	4.480%	12/1/2029	12,899	13,062
[4,5]	Fannie Mae Pool	4.490%	12/1/2029–9/1/2030	15,072	15,318
[4,5]	Fannie Mae Pool	4.510%	9/1/2030	11,749	11,910
[4,5]	Fannie Mae Pool	4.530%	1/1/2030	4,600	4,672
[4,5]	Fannie Mae Pool	4.600%	11/1/2029	2,200	2,243
[4,5]	Fannie Mae Pool	4.650%	9/1/2030	5,250	5,359
[4,5]	Fannie Mae Pool	4.700%	1/1/2030	5,721	5,848
[4,5]	Fannie Mae Pool	4.710%	2/1/2030	4,800	4,910
[4,5]	Fannie Mae Pool	4.720%	8/1/2030	19,750	20,207
[4,5]	Freddie Mac Pool	1.590%	7/1/2031	2,838	2,480
[4,5]	Freddie Mac Pool	4.000%	11/1/2029–4/1/2030	39,700	39,593
[4,5]	Freddie Mac Pool	4.150%	2/1/2030	11,600	11,616
[4,5]	Freddie Mac Pool	4.250%	4/1/2030	5,198	5,216
[4,5]	Freddie Mac Pool	4.290%	3/1/2030	5,450	5,491
[4,5]	UMBS Pool	2.500%	9/1/2046	9,989	8,721
[4,5]	UMBS Pool	3.000%	6/1/2044–4/1/2045	54,654	49,982
					466,254
Nonconventional Mortgage-Backed Securities (3.3%)
[4,5]	Fannie Mae REMICS	1.250%	11/25/2051	7,681	6,567
[4,5]	Fannie Mae REMICS	1.500%	1/25/2051	3,144	2,529
[4,5]	Fannie Mae REMICS	1.750%	9/25/2049	26,346	22,688
[4,5]	Fannie Mae REMICS	2.000%	3/25/2050–2/25/2052	7,269	6,536
[4,5]	Fannie Mae REMICS	2.500%	12/25/2044–11/25/2049	19,772	17,821
[4,5]	Fannie Mae REMICS	3.000%	12/25/2044–10/25/2049	736	665
[4,5]	Fannie Mae REMICS	4.500%	1/25/2042	12,483	12,566

			Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,5]		Freddie Mac REMICS	0.750%	10/25/2044–1/25/2051	13,920	10,933
[4,5]		Freddie Mac REMICS	1.000%	12/15/2044–10/25/2051	33,654	27,470
[4,5]		Freddie Mac REMICS	1.250%	10/25/2050	763	617
[4,5]		Freddie Mac REMICS	1.500%	9/25/2050–9/25/2051	19,028	16,036
[4,5]		Freddie Mac REMICS	1.750%	5/25/2051	4,836	4,022
[4,5]		Freddie Mac REMICS	2.000%	5/25/2051	3,733	3,249
[4,5]		Freddie Mac REMICS	2.250%	8/25/2049	17,475	15,566
[4,5]		Freddie Mac REMICS	2.500%	2/15/2043–12/25/2048	11,563	10,501
[4,5,6]		Freddie Mac REMICS	3.000%	12/25/2049–1/25/2051	18,051	16,252
[4,5,6]		Freddie Mac REMICS	3.500%	1/25/2051–2/25/2052	16,241	15,457
[4,5]		Freddie Mac REMICS	4.500%	10/15/2041	3,508	3,478
[5]		Ginnie Mae REMICS	1.250%	4/20/2051	2,332	1,869
[5]		Ginnie Mae REMICS	1.500%	4/20/2051	436	354
[5,6]		Ginnie Mae REMICS	2.500%	11/20/2049–5/20/2051	22,787	20,112
[5,6]		Ginnie Mae REMICS	3.000%	12/20/2051	636	552
[5]		Ginnie Mae REMICS	3.500%	8/16/2045	17,120	16,175
						232,015
Total U.S. Government and Agency Obligations (Cost $6,831,373)						6,929,530
Asset-Backed/Commercial Mortgage-Backed Securities (1.9%)
[4,5,6]		Fannie Mae-Aces Class 2A2 Series 2025-M1	4.800%	1/25/2032	11,144	11,336
[4,5,7]		Fannie Mae-Aces Class A2 Series 2025-M5	1.843%	11/25/2031	19,200	16,953
[4,5,6]		Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K539	4.410%	1/25/2030	15,800	16,026
[4,5,6,8]		FREMF Mortgage Trust Class A2 Series K549	4.340%	9/25/2030	88,368	89,377
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $133,690)						133,692
					Shares
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[9]		Vanguard Market Liquidity Fund (Cost $63,135)	4.141%		631,376	63,138
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.250% Annually	WFB	3/26/2026	3.250%	23,100	147
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.350% Annually	NGFP	10/16/2030	3.350%	38,400	919
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.260% Annually	WFB	3/26/2026	3.260%	5,900	18
Total Options Purchased (Cost $1,435)						1,084
Total Investments (100.0%) (Cost $7,029,633)						7,127,444
			Coupon	Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-2.7%)
[4,5,8]		UMBS Pool	5.000%	11/13/2055	(102,750)	(102,245)

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,5,8]	UMBS Pool	5.500%	11/15/2054	(86,450)	(87,348)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $189,199)					(189,593)
Other Assets and Liabilities—Net (2.7%)					190,267
Net Assets (100%)					7,128,118
Cost is in $000.
1	Securities with a value of $580 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $7,027 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $8,577 have been segregated as initial margin for open futures contracts.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Security value determined using significant unobservable inputs.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2025.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
WFB—Wells Fargo Bank N.A.

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.700% Annually	WFB	3/26/2026	2.700%	23,100	(31)
10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.608% Annually	NGFP	10/16/2035	3.608%	32,300	(1,052)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.810% Annually	WFB	3/26/2026	3.810%	5,900	(124)
Total Options Written (Premiums Received $1,816)					(1,207)
NGFP—Nomura Global Financial Products Inc.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2025	2,135	444,597	(1,146)
10-Year U.S. Treasury Note	December 2025	3,799	428,040	659
Ultra 10-Year U.S. Treasury Note	December 2025	713	82,340	(489)
Ultra Long U.S. Treasury Bond	December 2025	53	6,428	(17)
				(993)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2025	(2,448)	(267,348)	829
Long U.S. Treasury Bond	December 2025	(383)	(44,931)	(808)
				21
				(972)

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
9/30/2027	12/1/2025[1]	202,944	0.000[2]	(3.167)[3]	715	715
9/30/2027	12/1/2025[1]	202,944	0.000[2]	(3.176)[3]	684	684
9/10/2029	9/10/2027[1]	18,600	3.072[3]	(0.000)[2]	(79)	(79)
9/24/2029	9/22/2027[1]	20,300	3.221[3]	(0.000)[2]	(33)	(33)
9/10/2032	9/10/2027[1]	15,700	0.000[2]	(3.349)[3]	125	125
9/22/2032	9/22/2027[1]	17,000	0.000[2]	(3.465)[3]	54	54
10/24/2035	N/A	14,707	0.000[4]	(2.480)[5]	30	30
10/24/2035	N/A	3,270	0.000[4]	(2.472)[5]	9	9
10/24/2035	N/A	3,270	0.000[4]	(2.492)[5]	4	4
10/24/2035	N/A	3,270	0.000[4]	(2.479)[5]	7	7
10/27/2035	N/A	8,193	0.000[4]	(2.505)[5]	(2)	(2)
10/27/2035	N/A	3,277	0.000[4]	(2.502)[5]	—	—
10/30/2035	N/A	4,900	0.000[4]	(2.475)[5]	11	11
9/10/2037	9/10/2027[1]	4,300	3.733[3]	(0.000)[2]	(38)	(38)
9/22/2037	9/22/2027[1]	4,700	3.804[3]	(0.000)[2]	(17)	(17)
10/18/2040	10/18/2030[1]	15,400	0.000[2]	(4.100)[3]	115	115
11/16/2043	12/31/2025[1]	11,000	3.918[3]	(0.000)[2]	(52)	(52)
11/16/2043	12/31/2025[1]	8,500	0.000[2]	(3.868)[3]	94	94
11/16/2043	12/31/2025[1]	8,000	0.000[2]	(3.914)[3]	42	42
11/16/2043	12/31/2025[1]	3,000	3.955[3]	(0.000)[2]	—	—
11/16/2043	12/31/2025[1]	2,700	3.927[3]	(0.000)[2]	(10)	(10)
10/18/2045	10/18/2035[1]	17,100	4.358[3]	(0.000)[2]	(84)	(84)
					1,575	1,575
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid annually.
3	Interest payment received/paid annually.
4	Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.
5	Interest payment received/paid at maturity.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.	To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
C.	Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D.	Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains(losses) are recognized.
E.	Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
F.	Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
G.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,929,530	—	6,929,530
Asset-Backed/Commercial Mortgage-Backed Securities	—	116,739	16,953	133,692
Temporary Cash Investments	63,138	—	—	63,138
Options Purchased	—	1,084	—	1,084
Total	63,138	7,047,353	16,953	7,127,444
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(189,593)	—	(189,593)
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,488	—	—	1,488
Swap Contracts[1]	—	1,890	—	1,890
Total	1,488	1,890	—	3,378
Liabilities
Options Written	—	(1,207)	—	(1,207)
Futures Contracts[1]	(2,460)	—	—	(2,460)
Swap Contracts[1]	—	(315)	—	(315)
Total	(2,460)	(1,522)	—	(3,982)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.